                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549

                                                               FORM 8-K

                                                            CURRENT REPORT
                                                  Pursuant to Section 13 OR 15(d) of
                                                  The Securities Exchange Act of 1934

                                    Date of Report (Date of earliest event reported) April 28, 2006

                                         CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,
                                                           on behalf of the
                                          Credit Suisse Adjustable Rate Mortgage Trust 2006-2
                                        (Exact name of registrant as specified in its charter)

               Delaware                                 333-130884-03                                 13-3460894
----------------------------------------    --------------------------------------    -------------------------------------------
    (State or other jurisdiction of               (Commission File Number)                          (IRS Employer
            incorporation)                                                                       Identification No.)

         Eleven Madison Avenue, New York, NY                                           10010
-------------------------------------------------------       --------------------------------------------------------
       (Address of principal executive office)                                      (Zip Code)

Registrant's telephone number, including area code  (212) 325-2000.

                                                      N/A
                                        ----------------------------------
                                Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                               Information to be Included in the Report

Item 8.01. Other Events.

On April 28, 2006,  Credit Suisse First Boston  Mortgage  Securities  Corp.  (the  "Registrant"),  as depositor for the Adjustable Rate
Mortgage Trust 2006-2,  issued  Adjustable Rate  Mortgage-Backed  Pass-Through  Certificates,  Series 2006-2,  including the classes of certificates  described in the prospectus  supplement,  dated April 27, 2006 and offered  pursuant to a Registration  Statement on Form
S-3 (File No. 333-130884) filed by the Registrant with the Securities and Exchange Commission (the "Certificates").

Copies of the opinions of Orrick,  Herrington & Sutcliffe LLP with respect to legality of the  Certificates and with respect to certain federal tax matters,  together with related  consents of Orrick,  Herrington & Sutcliffe LLP to the  incorporation by reference of such opinions as exhibits to the Registration Statement, are filed as Exhibits to this Report.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:  The following are filed as Exhibits to this Report:

Exhibit
Number

5.1      Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.

8.1      Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.

23.1     Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.1).

23.2     Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.1).

                                                              SIGNATURES

         Pursuant to the  requirements of the Securities  Exchange Act of 1934, as amended,  the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 28, 2006

                                                     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

                                                     By:    /s/ Kevin Steele
                                                            Name:  Kevin Steele
                                                            Title:  Vice President

                                                             Exhibit Index

Exhibit 5.1

Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.

Exhibit 8.1

Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.

Exhibit 23.1

Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.1).

Exhibit 23.2

Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.1).